THIRD AMENDMENT
                                       to
                                CREDIT AGREEMENT



                                      among

                          BMJ MEDICAL MANAGEMENT, INC.
                                   as Borrower



                            THE LENDERS NAMED HEREIN
                                       and
                        PARIBAS, as Agent for the lenders


                          Dated as of October 14, 1998

                                THIRD AMENDMENT
                                       to
                                CREDIT AGREEMENT



        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 14, 1998, is executed and entered into by and among BMJ Medical Management, Inc., a Delaware corporation (the "Borrower"), the Lenders set forth on the signature pages hereof, and Paribas, in its capacity as agent for the Lenders (the "Agent").

                                    RECITALS:

                A. The Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated June 30, 1998 as amended as of July 20, 1998 and as of September 3, 1998 (hereinafter called the "Agreement"; terms defined by the Agreement where used in this Amendment, shall have the same meanings herein as are prescribed by the Agreement).

                B. By letter dated September 22, 1998, the Borrower reduced the Lenders' Tranche A Commitments pursuant to Section 2.12 of the Agreement effective September 24, 1998.

                C. The Borrower, the Lenders and the Agent have agreed to amend the Agreement as provided hereinbelow.

                NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                Section 1. Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Agreement.

                Section 2. Amendment to Section 5.1 ("Information Covenants").
Section 5.1 is hereby amended to add a new subsection (a) as setforth below, with the existing subsections of such Section 5.1 being renumbered as appropriate:

        (a) Monthly Financial Statements. Beginning with October 1998, within 45 days after the close of each of month, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such month and the related consolidated statements of income, cash flow and retained earnings for such month and for the elapsed portion of the fiscal year ended with the last day of such month, and in each case setting forth comparative figures for the related periods in the prior fiscal year.

                Section 3. Amendment to Section 6. 1 (a) ("Leverage Ratio").
Section 6. 1 (a) is hereby amended to state that the Leverage Ratio for the fiscal quarter ending September 30, 1998 may not exceed 5.0:1.O. The maximum Leverage Ratio for each fiscal quarter ending after September 30, 1998 shall remain unchanged.

                Section 4. Amendment to Section 6. 1 (b) ("Interest Coverage Ratio"). Section6.1(b)isherebyamendedtostatethattheratioofProForma Consolidated
EBITDA to Consolidated Interest Expense for the fiscal quarter ending September 30, 1998 may not be less than 2.0:1.O. The minimum ratio of Pro Forma Consolidated EBITDA to Consolidated Interest Expense for each fiscal quarter ending after September 30, 1998 shall remain unchanged.

                Section 5. Amendment to Section 6.8 ("Capital Expenditures").
Section 6.8 is hereby amended to read in its entirety as follows:

                The Borrower shall not make or incur (or commit to make or incur) and shall not permit any of its Subsidiaries to make or incur (or commit to make or incur) Capital Expenditures in fiscal year 1999 which exceed, in the aggregate, $5,000,000, and for any fiscal year thereafter, $3,000,000; provided that Qualified Acquisitions shall not be treated as Capital Expenditures for purposes of this Section 6.8; and provided further that if the maximum amount set forth above for any period exceeds the aggregate amount of Capital Expenditures made or incurred (or committed to be made or incurred) during such period, then the maximum amount set forth above for the following period (but not any subsequent periods) shall be increased by the amount of such excess.

                Section 6. Amendment to Schedule 1. Schedule 1 is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

                Section 7. Amendment Fee. The Borrower hereby agrees to pay to the Agent for the account of the Lenders an amendment fee of ten (10) basis points on each Lender's Commitment. Such fee shall be due and payable on the effective date of this Amendment.

                Section 8. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

                           (a) The Agent shall have received all of the
following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                                    (i) Amendment Documents. This Amendment and
any other instrument, document or certificate required by the Agent to be executed or delivered by the Borrower or any other Person in connection with this Amendment, duly executed by such Persons (the "Amendment Documents");


                                    (11) Resolutions. Resolutions of the board
of directors of the Borrower, certified by its Secretary or Assistant Secretary, which authorize the execution, delivery and performance by the Borrower of this Amendment and the other Amendment Documents to which the Borrower is or is to be a party hereunder;

                                    (iii) Consent of the Required Lenders. The
written consent of the Required Lenders to this Amendment; and

                                    (iv) Additional Information. The Agent shall
have received such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

                           (b) The representations and warranties contained
herein and in the Agreement shall be true and correct as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to a different date).

                           (c) All corporate proceedings taken in connection
with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.


                           (d) No Default or Event of Default shall have
occurred and be continuing.

                Section 9. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof

                Section 1O. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or the Lenders, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

                Section 11. Reference to Agreement. Each of the Loan
Documents, including the Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

                Section 12. Governing Law. This Amendment shall be deemed to be a contract made under and governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of New York.

                Section 13. Execution. This Amendment may be executed in counterparts, each of which shall be an original and all of which, collectively, shall constitute one instrument.

                Section 14. Limited Effect. This Amendment relates only to the specific matters covered herein, shall not be considered to be a waiver of any rights any Lender may have under the Agreement, and shall not be considered to create a course of dealing or to otherwise obligate any Lender to execute similar amendments or grant any waivers under the same or similar circumstances in the future.

                  Section 15. Ratification By Guarantors. Each of the Guarantors hereby agrees to this Amendment and acknowledges that such Guarantor's Guarantee shall remain in full force and effect without modification thereto.



                            [signature pages follow]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their officers hereunder duly authorized as of the date first above written.



                                        BMJ MEDICAL MANAGEMENT,
                                        INC., as the Borrower



                                        BY: /s/ DAVID H. FATER
                                           ------------------------------
                                           Name: DAVID H. FATER
                                           Title:  CFO


                                        GUARANTORS:

                                        BMJ of Bakersfield Inc.
                                        BMJ of Bethlehem, Inc.
                                        BMJ BROG. Inc.
                                        BMJ Capital Corp.
                                        BMJ of Chandler, Inc.
                                        BMJ of Glendale, Inc.
                                        BMJ IPA of Florida, Inc.
                                        BMJ of Lake Tahoe, Inc.
                                        BMJ of Nevada, Inc.
                                        BMJ of North Broward, Inc.
                                        BMJ of San Antonio, Inc.
                                        BMJ of Santa Barbara, Inc.
                                        Orthopaedic Management Network, Inc.
                                        Valley Sports Surgeons, Inc.



                                        All By: /s/ DAVID H. FATER
                                               ------------------------------
                                               Name:  CFO
                                               Title:

                                       BMJ Surgical Associates of Bakers-
                                       field, Limited Partnership


                                       By: BMJ of Bakersfield, Inc. its general
                                       partner


                                       By: /s/ DAVID H. FATER
                                           -----------------------
                                           Name:
                                           Title:


                                       Surgical Associates of Lake Tahoe,
                                       Limited Partnership

                                       By: BMJ of Lake Tahoe, Inc., its general
                                       partner

                                       By: /s/ DAVID H. FATER
                                           -----------------------
                                           Name:
                                           Title:


                                       Surgical Associates of North Broward,
                                       Limited Partnership


                                       BY: BMJ of North Broward, Inc., its
                                       general partner


                                       By: /s/ DAVID H. FATER
                                           -----------------------
                                           Name:
                                           Title:

                                       PARIBAS, as Agent and as a Lender

                                       By: /s/ CLARE BAILHE
                                           -----------------------
                                           Name:
                                           Title:


                                       By: /s/ DON L. UNRUH
                                           -----------------------
                                           Name: VICE PRESIDENT
                                           Title:

                                       FLEET CAPITAL CORPORATION, as
                                       a Lender


                                       By: /s/ JAMES J. KARVOWSKI
                                           -----------------------
                                           Name: JAMES J. KARVOWSKI
                                           Title: VICE PRESIDENT

                                       THE ING CAPITAL SENIOR SE-
                                       CURED HIGH INCOME FUND, L.P.
                                       as a Lender



                                       By: ING Capital Advisors, Inc., as in-
                                       vestment Advisor


                                       By: /s/ HELEN Y. RHEE
                                           ----------------------------------
                                           Name: HELEN Y. RHEE
                                           Title: VICE PRESIDENT & PORTFOLIO
                                                  MANAGER

                                       SILICON VALLEY BANK, as a
                                       Lender



                                       By: /s/ KITTRIDGE CHAMBERLAIN
                                           ----------------------------------
                                           Name: KITTRIDGE CHAMBERLAIN
                                           Title: SVP











                                (3rd Amendment)

                                       PARIBAS CAPITAL FUNDING LLC,
                                       as a Lender


                                       By: /s/ JEFFREY J. YOULE
                                           ----------------------------------
                                           Name: JEFFREY J. YOULE
                                           Title: DIRECTOR

                                                                  Schedule 1 to
                                                               Credit Agreement
                                                               ----------------



                             Lenders and Commitments
                             -----------------------

                                         Revolving                   Tranche A                   Tranche B
Name of Lender                          Commitment                  Commitment                  Commitment
--------------                          ----------                  ----------                  ----------
Paribas                                $5,565,000                  $3,158,600                  $5,000,000

Fleet Capital
Corporation                            $5,145,000                  $2,913,800                  $3,000,000

The ING Capital
Senior Secured
High Income Fund,
L.P.                                   $0                          $0                          $10,000,000

Silicon Valley Bank                    $4,290,000                  $2,427,600                  $2,000,000

Paribas Capital Funding LLC            $0                          $0                          $5,000,000
